UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. __)

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

BondBloxx ETF Trust (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

BONDBLOXX ETF TRUST

700 Larkspur Landing Circle, Suite 250

Larkspur, California 94939

BONDBLOXX PRIVATE CREDIT CLO ETF

February 27, 2026

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING RECENT SUB-ADVISER CHANGE

An Information Statement regarding a recent sub-adviser change related to the BondBloxx Private Credit CLO ETF (the “Fund”), a series of BondBloxx ETF Trust (the “Trust”), is now available online for your review and information. This notice only provides you an overview of more complete information included in the Information Statement, and we encourage you to access and review the Information Statement online, using the instructions included in this Notice.

We are not asking you for a proxy, and you are not required to send us a proxy.

On April 21, 2025, Nomura Holdings America Inc. (together with its parent company, Nomura Holdings, Inc., hereinafter referred to as (“Nomura”)) and Macquarie Group Limited (“Macquarie”) announced that they had entered into a definitive stock purchase agreement pursuant to which Nomura agreed to acquire the equity interests of Macquarie’s U.S. and European public investments business, which included Delaware Investment Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, the Fund’s investment sub-adviser (the “Transaction”). The Transaction closed on December 1, 2025, and upon the closing, the investment sub-advisory agreement by and among the Trust, on behalf of the Fund, BondBloxx Investment Management Corporation (the “Adviser”) and DIFA (the “DIFA Sub-Advisory Agreement”) automatically terminated in accordance with its terms and applicable regulations.

In anticipation of the Transaction, the Board of Trustees of the Trust unanimously approved a new sub-advisory agreement for the Fund with Macquarie Asset Management Credit Advisers US, LLC (“MAMCA”) at a meeting held on August 25, 2025. The new sub-advisory agreement by and among the Trust, on behalf of the Fund, the Adviser and MAMCA became effective at the time of the consummation of the Transaction, and MAMCA’s appointment as the Fund’s sub-adviser became effective as of December 1, 2025. The Board approved the new sub-advisory agreement upon the recommendation of the Adviser. The Adviser’s recommendation was based on several factors, including that the new sub-advisory agreement contains terms that are substantively identical to the terms in the DIFA Sub-Advisory Agreement and that the Transaction is not expected to have any impact on the portfolio management team responsible for the day-to-day management of the Fund.

The Trust and the Adviser have obtained an exemptive order from the U.S. Securities and Exchange Commission that permits the Adviser, with the approval of the Board of Trustees of the Trust (the “Board”), to enter into a sub-advisory agreement on behalf of the Fund without obtaining shareholder approval, subject to certain conditions. One condition of the exemptive order requires the Adviser to furnish shareholders with information about the sub-adviser and the sub-advisory agreement. The Information Statement is intended to comply with that condition.

This Notice is being mailed on or about February 27, 2026, to the shareholders of record of the Fund as of December 1, 2025. The online Information Statement provides more complete information. The Information Statement will be available to view and print on the Fund’s website at https://bondbloxxetf.com/bondbloxx-private-credit-clo-etf/ at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-896-5089 or by writing to the Fund at BondBloxx ETF Trust, c/o BondBloxx Investment Management Corporation, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939.

If you have requested a paper copy of this Information Statement, only one copy will be mailed to a single household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. To make changes to your householding arrangement, please contact the Fund by calling 1-800-896-5089 or by writing to the Fund at BondBloxx ETF Trust, c/o BondBloxx Investment Management Corporation, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939.

INFORMATION STATEMENT

BONDBLOXX ETF TRUST

700 Larkspur Landing Circle, Suite 250

Larkspur, California 94939

BONDBLOXX PRIVATE CREDIT CLO ETF

February 27, 2026

Dear Shareholder,

This Information Statement is being made available to the shareholders of the BondBloxx Private Credit CLO ETF (the “Fund”), a series of BondBloxx ETF Trust (the “Trust”), to notify shareholders of the approval of a new sub-advisory agreement for the Fund.

The Trust operates pursuant to an order of exemption from the U.S. Securities and Exchange Commission issued on February 27, 2024 (the “SEC Order”) that permits BondBloxx Investment Management Corporation (the “Adviser”), the investment adviser of the Fund, to enter into, change or terminate agreements with investment sub-advisers with the approval of the Trust’s Board of Trustees, but without obtaining Fund shareholder approval. As a condition of the SEC Order, the Adviser is required to make available to shareholders information about any new sub-adviser or new sub-advisory agreement and to notify Fund shareholders when the information becomes available.

We are not asking you for a proxy and you are not required to send us a proxy.

Please take a few minutes to review this Information Statement and thank you for investing in the Fund.

Sincerely,

/s/ Joanna Gallegos
Joanna Gallegos Chief Executive Officer & President BondBloxx ETF Trust

INFORMATION STATEMENT

BONDBLOXX ETF TRUST

700 Larkspur Landing Circle, Suite 250

Larkspur, California 94939

BONDBLOXX PRIVATE CREDIT CLO ETF

February 27, 2026

This document is an Information Statement for shareholders of the BondBloxx Private Credit CLO ETF (the “Fund”), a series of BondBloxx ETF Trust (the “Trust”).

BondBloxx Investment Management Corporation (the “Adviser”) is the investment adviser to the Fund. Pursuant to an order of exemption from the U.S. Securities and Exchange Commission issued on February 27, 2024 (the “SEC Order”), the Adviser employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as an investment adviser or sub-adviser to a fund. The SEC Order exempts the Adviser and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Adviser, subject to Board of Trustees (the “Board”) approval and certain other conditions, to enter into, change or terminate sub-advisory agreements on behalf of the Fund without a shareholder vote. A condition of the SEC Order requires the Fund’s shareholders to be notified of the appointment of a new sub-adviser within ninety (90) days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of a sub-advisory agreement with Macquarie Asset Management Credit Advisers US, LLC (“MAMCA”) with respect to the Fund.

This Information Statement is provided solely for informational purposes. This is not a proxy statement. We are not asking you for a proxy and you are not requested to send us a proxy. The Fund will bear the expenses incurred in connection with preparing this Information Statement. This Information Statement will be available on or about February 27, 2026 to the shareholders of record of the Fund as of December 1, 2025 (the “Record Date”).

Appointment of a New Sub-Adviser

Prior to the consummation of the Transaction (defined below), Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, had been serving as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement by and among the Trust, on behalf of the Fund, the Adviser and DIFA (the “DIFA Sub-Advisory Agreement”). On December 1, 2025, Nomura Holdings America Inc. (“Nomura”) acquired Macquarie Asset Management’s U.S. and European public investments business (the “Transaction”). DIFA was included in the Transaction and, as a result, became a wholly-owned subsidiary of Nomura. The Transaction resulted in a change of control of DIFA and, as a result of the change of control, in the automatic termination of the DIFA Sub-Advisory Agreement.

In anticipation of the Transaction, at a Board meeting held on August 25, 2025, the Adviser recommended and the Board, including all of the trustees who are not “interested persons” of the Trust (each an “Independent Trustee”) as defined in the 1940 Act, approved MAMCA as a sub-adviser to the Fund. The Adviser recommended MAMCA as a sub-adviser to the Fund because it believes that it would be in the best interests of the shareholders of the Fund for DIFA’s portfolio manager (now MAMCA’s portfolio manager) to continue to provide sub-advisory services to the Fund, without interruption, after the consummation of the Transaction. The Adviser’s recommendation was based on several factors, including that the new sub-advisory agreement by and between the Trust, on behalf of the Fund, the Adviser and MAMCA (the “New Sub-Advisory Agreement”) contains terms that are substantively identical to the terms in the DIFA Sub-Advisory Agreement and that the Transaction is not expected to have any impact on the portfolio management team responsible for the day-to-day management of the Fund.

The Board’s Considerations

In determining whether to approve the New Sub-Advisory Agreement, the Adviser and MAMCA furnished information necessary for a majority of the Independent Trustees to make the determination that the entering into of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Prior to voting, the Independent Trustees reviewed the New Sub-Advisory Agreement with management and their independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the New Sub-Advisory Agreement.

In approving the New Sub-Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including: (1) the nature, extent and quality of the services to be provided by MAMCA to the Fund; (2) MAMCA’s proposed compensation under the New Sub-Advisory Agreement; (3) the estimated expenses of the Fund; (4) the estimated costs of services to be provided by MAMCA to the Fund and the anticipated profits to be realized by MAMCA from its management of the Fund; (5) the potential for economies of scale and the sharing of any economies of scale with the Fund’s shareholders; (6) the fees paid by and services provided to comparable ETFs; and (7) other potential benefits to MAMCA and its affiliates from its relationship with the Fund. The material factors and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the New Sub-Advisory Agreement are discussed below.

Nature, Extent and Quality of Services to be Provided by MAMCA. In considering the nature, extent and quality of the services to be provided by MAMCA under the New Sub-Advisory Agreement, the Board reviewed information provided by MAMCA relating to MAMCA’s operations and personnel. The Board noted generally that the terms of the New Sub-Advisory Agreement were substantially identical to the terms of the then-existing sub-advisory agreement with MIMBT and that, following the Closing, the Fund will continue to be managed in accordance with its existing investment objectives and investment strategies and will continue to be managed by the same portfolio managers. The Board considered this continuity and the level and depth of knowledge and professional experience and qualifications of MAMCA’s personnel. The Board also took into account the systems and resources that MAMCA intended to devote to investment management and legal and compliance services. The Board noted that MAMCA will be responsible for managing the day-to-day investment operations of the Fund, while the Adviser will be responsible for administering the Fund. Based on the foregoing, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by MAMCA under the New Sub-Advisory Agreement.

Performance. The Board took into consideration the professional experience and investment capabilities of the individuals who serve as portfolio managers to the Fund, noting in particular that the Fund will continue to be managed by the same portfolio managers. In addition, the Board considered MAMCA’s investment philosophy and portfolio construction process and the systems and tools MAMCA expects to use in managing the Fund, in accordance with the Fund’s investment objectives and investment strategies. Based on the foregoing, the Board concluded that MAMCA is qualified to manage the Fund, in accordance with the Fund’s investment objectives and investment strategies.

Proposed Compensation and Estimated Expenses. The Board considered the proposed compensation payable to MAMCA under the New Sub-Advisory Agreement and the estimated expense ratio of the Fund. The Board took into account that under the New Sub-Advisory Agreement, MAMCA will bear all expenses in connection with the performance of its services under the New Sub-Advisory Agreement, excluding any Fund expenses as set forth in the prospectus of the Fund. Based on the foregoing, the Board concluded that MAMCA’s proposed compensation is reasonable in view of the services to be provided to the Fund by MAMCA, and the other factors considered.

Costs of Services, Anticipated Profitability and Fall-out Benefits. The Board considered the estimated cost of services to be provided and the profits to be realized by MAMCA in connection with its provision of services to the Fund, pursuant to the New Sub-Advisory Agreement. The Board noted potential benefits to MAMCA that could accrue as a result of managing the Fund, including potential reputational benefits. Based upon the foregoing, the Board concluded that MAMCA’s anticipated profitability from its relationship with the Fund, as applicable, was reasonable.

Potential Economies of Scale. The Board noted the competitive environment in which the Fund operates. Given the Fund’s limited history of operations, the Board considered the effect of potential future asset growth on the Fund’s performance and expenses. The Board noted that if the Fund’s assets increase over time, the Fund might realize other economies of scale to the extent its assets increase proportionally more than certain Fund operating expenses. Based on the foregoing, the Board concluded that the amount and structure of the proposed compensation payable to MAMCA is reasonable.

Conclusion. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including a majority of the Independent Trustees, determined that the entering into of the New Sub-Advisory Agreement, including the compensation payable under the New Sub-Advisory Agreement to MAMCA, is in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the entering into of the New Sub-Advisory Agreement, for an initial two-year period effective upon the Closing.

The MAMCA Sub-Advisory Agreement

The terms of the MAMCA Sub-Advisory Agreement are substantially the same as the terms of the DIFA Sub-Advisory Agreement, except with respect to the effective date, the initial term and the change from DIFA to MAMCA. The sub-advisory fee paid by the Adviser to MAMCA with respect to the Fund remains unchanged from the arrangement with DIFA.

Under the MAMCA Sub-Advisory Agreement, MAMCA makes all investment decisions for the Fund. MAMCA discharges its responsibilities under the sub-advisory agreement subject to the supervision of the Adviser and the Board and has agreed to do so in a manner consistent with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s prospectus and statement of additional information. The sub-advisory agreement is dated December 1, 2025, and has an initial two year term, unless sooner terminated, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by: (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are Independent Trustees, by vote cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.

The above information regarding the MAMCA Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the text of the MAMCA Sub-Advisory Agreement, which is attached as Appendix A.

Additional Information about MAMCA

MAMCA is a Delaware limited liability company and is located at 660 Fifth Avenue, New York, New York 10103. MAMCA is a wholly owned subsidiary of Macquarie Group Limited and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions.

Listed below is the name and titles of MAMCA’s principal executive officers. The address of each principal executive officer is 660 Fifth Avenue, New York, New York 10103.

Name	Title
William Fink	Chief Compliance Officer
Harlan Cherniak	Manager, Head of Infrastructure Debt Americas
Matthew Sweeney	Manager
Anders Christiansen	Treasurer
Vivek Bommi	Manager

Comparable Funds

MAMCA currently does not serve as an investment adviser or sub-adviser to any funds or accounts that employ an investment strategy substantially similar to that which MAMCA will use with respect to the Fund.

Payments of Commissions to Affiliated Brokers

During the Fund’s most recently completed fiscal year ended October 31, 2025, the Fund did not pay any brokerage commissions to brokers who are affiliated persons of the Fund.

Purchases of MAMCA’s Securities by the Trustees

As of December 31, 2025, no Trustee of the Trust had purchased or sold any securities of the current or former parent entities of MAMCA.

There were no changes in ownership in 2025.

OTHER INFORMATION

Adviser

BondBloxx Investment Management Corporation serves as the investment adviser to the Fund and is located at 700 Larkspur Landing Circle, Suite 250, Larkspur, California 94939.

Distributor

Foreside Fund Services, LLC, serves as the distributor to the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Outstanding Shares

As of the Record Date, there were issued and outstanding 3,720,000 shares of the Fund. No persons owned, beneficially or of record, 5% or more of the outstanding shares of any Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund as of the Record Date.

Administrator

Brown Brothers Harriman & Co. serves as the administrator to the Fund and is located at 50 Post Office Square, Boston, Massachusetts, 02110.

Shareholder Communications

The Board has provided a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to BondBloxx ETF Trust, c/o BondBloxx Investment Management Corporation, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939., who will forward such communication to the Board or the specified Trustee(s).

Householding

If you have requested a paper copy of this Information Statement, only one copy will be mailed to a single household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. To make changes to your householding arrangement, please contact the Fund by calling 1-800-896-5089 or by writing to the Fund at BondBloxx ETF Trust, c/o BondBloxx Investment Management corporation, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939.

Annual/Semi-Annual Reports

Shareholders can obtain a copy of the Fund’s most recent Annual Report and Semi-Annual Report on the same website on which this Information Statement is available, or by calling 1-800-896-5089 or by writing to the Fund at BondBloxx ETF Trust, c/o BondBloxx Investment Management corporation, 700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939. Paper copies of such reports will be provided free of charge.

Appendix A

INVESTMENT SUB-ADVISORY AGREEMENT
AMONG MACQUARIE ASSET MANAGEMENT CREDIT ADVISERS US, LLC,
BONDBLOXX INVESTMENT MANAGEMENT CORPORATION AND BONDBLOXX ETF TRUST

AGREEMENT as of this 1st day of December, 2025, among BondBloxx ETF Trust (“Trust”), a Delaware business trust, on behalf of the individual series listed on Schedule B (each series, a “Fund”), BondBloxx Investment Management Corporation (“Adviser”), a Delaware corporation, and Macquarie Asset Management Credit Advisers US, LLC (“Sub-Adviser”), a Delaware limited liability company.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to an Investment Advisory Agreement dated as of the date set forth on Schedule B, which agreement may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement;

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2.	Services and Duties of Sub-Adviser for Any Asset Allocation Sleeves

This Section 2 shall only apply to a Fund or the applicable portions (ie., “sleeves”) of a Fund where Sub-Adviser is providing asset allocation advisory services (“Asset Allocation”). Schedule B of this Agreement notes whether the Fund will be managed pursuant to an Asset Allocation strategy per this Section 2.

As part of its duties under this Section 2 and subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a) provide a program consisting of Asset Allocation advisory services (“Asset Allocation Program”) for the Fund in accordance with the Fund’s investment objective(s) and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations and guidelines as the Trust, the Fund, the Board or the Adviser may impose with respect to the Fund from time to time with reasonable, advance written notice to the Sub-Adviser;

(b) employ investment personnel to provide the services noted in this Section 2 to the Fund;

(c) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information;

Appendix A-1

(d) comply in all material respects with the following items as they pertain to Sub-Adviser’s duties to the Fund under this Agreement: (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the Sub-Adviser’s compliance policies and procedures under Rule 206(4)-7 of the Advisers Act, (3) the rules and regulations of the Commodity Futures Trading Commission, (4) the Internal Revenue Code of 1986, as amended (“Code”), (5) the investment objective(s), strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement and such other limitations and guidelines applicable to the Fund provided to the Sub-Adviser with reasonable, advance written notice by the Board or the Adviser, (6) the Trust’s Declaration of Trust and By-Laws or other organizational documents of the Trust, and (7) any written instructions of the Adviser or the Board;

(e) keep the Adviser and/or the Board informed of developments relating to the Asset Allocation Program that are materially affecting or could materially affect the Fund’s portfolio;

(f) make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their reasonable request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser, including, but not limited to, reports concerning transactions and performance of the Fund, quarterly and annual compliance reports and certifications pursuant to Rule 38a-1 under the 1940 Act, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures) that are applicable to the Fund, reports on compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(g) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(h) to the extent they relate to the Sub-Adviser’s duties to the Fund, review applicable portions of draft reports to shareholders, registration statements, and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(i) to the extent permitted by applicable law, promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority, which could have a material effect on the Sub-Adviser’s reputation or ability to manage the Fund’s portfolios; (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or (v) is involved in any litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons (as described in Rule 204-3(b)(4) under the Advisers Act), which could have a material effect on the Sub-Adviser’s ability to manage the Fund’s portfolios. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement but that is required to be disclosed therein, and of any statement contained therein relating to the Sub-Adviser that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

Appendix A-2

(j) to the extent they relate to the Sub-Adviser’s duties to the Fund, provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CENs, N-CSRs and Form N-PORTs; and

(k) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A, as updated from time to time.

In addition, the following portions of the Agreement shall be inapplicable to any Fund or Fund sleeves that utilizes an Asset Allocation strategy: Sections 3, 4 and 5(c). In particular, for an Asset Allocation Fund, the Sub-Adviser will have no responsibility for executing securities trades on behalf of the Fund. Any decision to purchase or sell securities will be the sole responsibility of the Adviser on behalf of the Fund. The Adviser retains complete discretion on whether to implement Sub-Adviser’s Asset Allocation recommendation and as to the timing of any such implementation.

3.	Services and Duties of Sub-Adviser for Any Active Management Sleeves

This Section 3 shall only apply to a Fund or the applicable portions (i.e., “sleeves”) of a Fund where Sub-Adviser is providing active management of the portfolio in choosing individual securities (“Active Management”). Schedule B of this Agreement notes whether the Fund will be managed pursuant to an Active Management strategy per this Section 3.

As part of its duties under this Section 3 and subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objective(s) and policies as stated in the Fund’s Registration Statement, and such other limitations and guidelines as the Trust, the Fund, the Board or the Adviser may impose with respect to the Fund from time to time with reasonable, advance written notice to the Sub-Adviser;

(b) invest and reinvest the assets of the Fund by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use;

(c) oversee the placement of purchase and sale orders on behalf of the Fund;

(d) employ investment personnel to provide the services noted in this Section 3 to the Fund;

(e) subject to the understanding set forth in Section 11(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Fund may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to the Fund’s securities transactions in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

Appendix A-3

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Funds may reasonably request with respect to the securities or other investments in which the assets of the Fund may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) comply in all material respects with the following items as they pertain to Sub-Adviser’s duties to the Fund under this Agreement: (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the Sub-Adviser’s compliance policies and procedures under Rule 206(4)-7 of the Advisers Act, (3) the rules and regulations of the Commodity Futures Trading Commission, (4) the Internal Revenue Code of 1986, as amended (“Code”), (5) the investment objective(s), strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement and such other limitations and guidelines applicable to the Fund provided to the Sub-Adviser with reasonable, advance written notice by the Board or the Adviser, (6) the Trust’s Declaration of Trust and By-Laws or other organizational documents of the Trust, and (7) any written instructions of the Adviser or the Board;

(i) manage the assets of the Fund to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)) according to Sub-Adviser’s books and records;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k) make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their reasonable request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Fund, quarterly and annual compliance reports and certifications pursuant to Rule 38a-1 under the 1940 Act, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures) that are applicable to the Fund, reports on compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(1) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) to the extent they relate to the Sub-Adviser’s duties to the Fund, review applicable portions of draft reports to shareholders, registration statements, and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

Appendix A-4

(o) to the extent permitted by applicable law, promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority, which could have a material effect on the Sub-Adviser’s reputation or ability to manage the Fund’s portfolios; (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or (v) is involved in any litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons (as described in Rule 204-3(b)(4) under the Advisers Act), which could have a material effect on the Sub-Adviser’s ability to manage the Fund’s portfolios. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein relating to the Sub-Adviser that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) except for a limited number of attorneys, accountants and other advisers and agents of the Sub-Adviser and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement or for GIPS compliance purposes, not disclose information regarding the Fund or the Fund’s characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings;

(q) to the extent they relate to the Sub-Adviser’s duties to the Fund, provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CENs, N-CSRs and Form N-PORTs;

(r) provide reasonable assistance to the Adviser, custodian or recordkeeping agent for the Trust in their determinations of the fair value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser. The Sub-Adviser shall designate and provide access to one or more employees who are knowledgeable about the relevant security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be reasonably available for consultation when the Fund’s “valuation designee” convenes. Any assistance provided by Sub-Adviser pursuant to this sub-paragraph shall not be deemed a substitute for any independent pricing agent and/or valuation designee of the Fund pursuant to the Trust’s Fair Valuation Policies and Procedures, and Sub-Adviser shall have no responsibility to value any securities within the Fund’s portfolio and will not be responsible for striking a net asset value for the Fund;

(s) outside of Sub-Adviser’s affiliates as noted in the last paragraph of this Section 3, not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the portion of the Fund allocated to the Sub-Adviser by the Adviser; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

Appendix A-5

The Adviser further acknowledges that Sub-Adviser may perform any or all of the services contemplated by this Agreement, including, for the avoidance of doubt, Section 2 of this Agreement, directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to the Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

4.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Fund, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek best execution. In assessing best execution for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating best execution, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures of the Sub-Adviser and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

5.	Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

Appendix A-6

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act (or other applicable laws, rules and regulations) with respect to its ownership in securities.

(d) The Adviser will furnish the Sub-Adviser with copies of all amendments and supplements to the Fund’s prospectus disclosure that impact management of the Fund within a reasonable time before they become effective.

6.	Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

7.	Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser, and its affiliates, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser, and its affiliates, against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may directly or indirectly become subject arising out of or resulting from (i) the Sub-Adviser’s violation of any applicable federal or state law, rule or regulation that pertains to or otherwise may impact the Sub-Adviser’s services to the Fund under this Agreement or the Sub-Adviser’s violation of any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials and certain advertising and sales materials, pertaining to the Sub-Adviser or the Fund managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein; provided, however, that this sub-section (a)(ii) shall only apply to advertising and sales materials to the extent the statement at issue was based on disclosure taken directly from the Registration Statement, or (iii) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Sub-Adviser’s obligations and/or duties under this Agreement by the Sub-Adviser.

(b) A copy of the declaration of trust or other organizational document of the Fund is on file with the secretary of the state of the Fund’s formation, and notice is hereby given that this agreement is not executed on behalf of the trustees of the Fund as individuals, and the obligations of this agreement are not binding upon any of the trustees, officers, shareholders or partners of the Fund individually, but are binding only upon the assets and property of the Fund’s portfolio. The parties hereto agree that no shareholder, trustee, officer or partner of the Fund may be held personally liable or responsible for any obligations of the Fund arising out of this agreement.

(c) Notwithstanding this Section 7, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(d) The Adviser acknowledges that the Sub-Adviser does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the index which the Fund tracks, if any.

Appendix A-7

(e) The Adviser agrees to indemnify and hold harmless the Sub-Adviser, and affiliated persons of the Sub-Adviser (“Sub-Adviser Indemnitees”) from (i) and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser Indemnitees may directly or indirectly become subject arising out of or resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement, or by reason of Adviser’s violation of any applicable federal or state law, rule or regulation that pertains to or otherwise may impact the Adviser’s services to the Fund under this Agreement or (ii) any untrue statement of a material fact contained in the Registration Statement or proxy materials or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein.

8.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

9.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a pending or actual termination of this Agreement as a result of an assignment caused by a change of control of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, reasonably deems that a pending or actual assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

10.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

11.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Fund’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the Effective Date (as defined below) of this Agreement, the Sub-Adviser’s compliance program, it being understood that the Sub-Adviser’s obligation under Section 3(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Fund may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser’s proxy voting policies and procedures;

Appendix A-8

(2) submit annually (and at such other times as the Trust may reasonably request) to the Fund’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program that relate to Sub-Adviser’s services to the Fund since the most recent such report;

(3) as reasonably requested, provide periodic reports, certifications and information concerning the Sub-Adviser’s compliance program including, but not limited to, the following;

(i) Quarterly Compliance Certifications, including any required attachments, at reasonable times agreed to by the after each calendar quarter;

(ii) Annual Report on Code of Ethics Matters, including any required attachments, upon request each year.

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access to the Sub-Adviser’s personnel who have relevant information regarding the Sub-Adviser’s compliance program;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Fund’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SOC 1 Report or such similar report prepared by a third-party regarding the Sub-Adviser’s internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

12.	Representations and Warranties

(a) The Adviser represents, warrants and agrees that the Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Adviser; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser represents, warrants and agrees that the Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state

Appendix A-9

requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

13.	Duration and Termination

(a) This Agreement shall become effective upon the consummation of the anticipated transaction involving a change in control of Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (the “Effective Date”), resulting in the termination of the sub-advisory agreement among Delaware Investments Fund Advisers, the Adviser and the Trust on behalf of the Fund, and shall continue in effect for two years from its Effective Date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Fund to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Fund and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

14.	Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s prospectuses, statements of additional information, registration statements or other filings, forms or reports required by applicable law. Neither the Fund nor the Adviser shall use the Sub-Adviser’s name or logos in shareholder communications, advertising, sales literature, or similar communications prepared by or on behalf of the Adviser or the Fund, without prior review and approval by the Sub-Adviser. The Adviser shall be permitted to use such materials if the Sub-Adviser does not reasonably object in writing within ten (10) business days after receipt thereof. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Funds or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser. That being said, Sub-Adviser shall be permitted to use Adviser and Fund’s name in Sub-Adviser’s representative client lists.

Appendix A-10

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.	Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers and agents of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement (to the extent permitted by applicable law) to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information for purposes outside of the proceeding that necessitated a disclosure.

16.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

17.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:

BondBloxx ETF Trust

700 Larkspur Landing Circle, Suite 250

Larkspur, CA 94939

ATTN: Joanna Gallegos

Email: info@bondbloxxetf.com

Appendix A-11

If to the Adviser:

With Copy to:

BondBloxx Investment Management

700 Larkspur Landing Circle, Suite 250

Larkspur, CA 94939

ATTN: Joanna Gallegos

Email: info@bondbloxxetf.com

If to the Sub-Adviser:

Macquarie Asset Management Credit Advisers US, LLC

660 Fifth Avenue
New York NY 10003

ATTN: Vivek Bommi

Email: [REDACTED]

With a copy to: General Counsel at same address

18.	Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in the State of Delaware.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

Appendix A-12

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

BONDBLOXX INVESTMENT MANAGEMENT CORPORATION

By:	/s/ Leland Clemons
	Name:	Leland Clemons
	Title:	Chief Executive Officer

MACQUARIE ASSET MANAGEMENT CREDIT ADVISERS US, LLC

By:	/s/ Sarah Scanlon		/s/ Vivek Bommi
	Name:	Sarah Scanlon	Vivek Bommi
	Title:	Authorized Person	Division Director

11/25/25

BONDBLOXX ETF TRUST

By:	/s/ Tony Kelly
	Name:	Tony Kelly
	Title:	Vice-President, BondBloxx ETF Trust

11/25/25

Appendix A-13

Schedule A

Fee Schedule

[Redacted]

Appendix A-14

Schedule B

Fund / Type of Strategy

Fund	Date of Investment Advisory Agreement	Type of Strategy
BondBloxx Private Credit CLO ETF	November 18, 2024	Active Management Strategy Per Section 3

Signature:	/s/ Leland Clemons
LELAND CLEMONS
Email:	[REDACTED]

Appendix A-15